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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 13, 1999
                                                         ----------------




                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





 Massachusetts                       1-5075                       04-2052042
---------------              ------------------------           --------------
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



     45 William Street, Wellesley, Massachusetts                    02481
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     (Address of principal executive offices)                    (Zip Code)





                                 (781) 237-5100
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              (Registrant's telephone number, including area code)



                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 5.  Other Events
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The Company is filing certain "Cautionary Statements" for the purpose of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached as Exhibit 99.1 and incorporated herein by reference.

On January 13, 1999, the Company announced that Robert F. Friel will become Senior Vice President and Chief Financial Officer, effective February 1, 1999. Friel, 43, currently is Corporate Vice President and Treasurer at AlliedSignal, Inc. (See press release attached hereto as Exhibit 99.2.)


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EG&G, Inc.

                                            By /s/ Murray Gross
                                               ---------------------
                                               Senior Vice President




Date: January 25, 1999
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Item 7(c).  Exhibits
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            Exhibit 99.1 -- Cautionary Statements

            Exhibit 99.2 -- Press Release dated January 13, 1999